OTHER (INCOME) EXPENSES, NET	12 Months Ended
Dec. 31, 2017
Other Income and Expenses [Abstract]
OTHER (INCOME) EXPENSES, NET
NOTE 13	-	OTHER (INCOME) EXPENSES, NET

	US dollars
	Year ended December 31,
(in thousands)	2017	2016	2015
Adjustment of purchase price of subsidiary sold	-	-	(101)
Impairment of goodwill and intangible assets (2)	-	-	929
Gain on sale of subsidiary (1)	-	-	(951)
prior years expenses	-	940	-
Other	(147)	(104)	(145)
	(147)	836	(268)

(1)	On December 31, 2015, the Company sold its entire holding in the subsidiary Mapa Internet Ltd. For a total consideration of NIS 2.3 million (approximately US$ 600,000).

Management does not believe that the sale of Mapa internet Ltd represents a strategic shift for the company. As a result, the above transaction has not been reflected in the accompanying consolidated financial statements as discontinued operations.

(2)	See Notes 7, 8 and 1N.